SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report April 14, 2000
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                   1-3950                               38-0549190
                   ------                               ----------
          (Commission File Number)          (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                   48126
 --------------------------------------                   -----
 (Address of principal executive offices)               (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------
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                                   -2-

Item 5.  Other Events.
---------------------
     Our news release dated April 14, 2000 concerning shareholder value actions, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation              Description                     Method of Filing
-----------              -----------                     ----------------

Exhibit 20               News Release                   Filed with this Report
                         dated April 14, 2000


                                    SIGNATURE
                                    ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                               FORD MOTOR COMPANY
                                               -----------------------------
                                               (Registrant)


Date:  April 14, 2000                          By: /s/ Kathryn S. Lamping
                                                   -------------------------
                                                   Kathryn S. Lamping
                                                   Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------

DESIGNATION                   DESCRIPTION
-----------                   -----------

Exhibit 20                    News Release dated
                              April 14, 2000